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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): JANUARY 6, 2006



                            PER-SE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      000-19480                58-1651222
(State or other jurisdiction      (Commission File No.)        (IRS Employer
     of incorporation)                                      Identification No.)


1145 SANCTUARY PARKWAY, SUITE 200, ALPHARETTA, GEORGIA               30004
       (Address of principal executive offices)                    (Zip Code)


                                 (770) 237-4300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On January 6, 2006, in connection with the closing of the Merger (as hereinafter defined), Per-Se Technologies, Inc. (the "Company" or the "Registrant"), together with all of its domestic subsidiaries, entered into an Amended and Restated Credit Agreement with a syndicate of lenders and with Bank of America, N.A. serving as the Administrative Agent, Wachovia Bank, National Association, serving as the Syndication Agent, and Banc of America Securities LLC serving as Sole Lead Arranger and Sole Book Manager, that provided for increases to the Company's existing credit facility (as so increased, the "Credit Facility"). The Credit Facility provides for a $435 million term loan and a $50 million revolving credit facility. The term loan bears interest at a rate of LIBOR plus 2.25% or Base Rate (as defined in the Credit Facility) plus 1.25%, at the Company's option, and matures in seven years. The revolving credit facility has an interest rate that varies between LIBOR plus 1.50% and LIBOR plus 2.50%, or between Base Rate plus 0.50%, and Base Rate plus 1.50%, at the Company's option, based on the Company's consolidated leverage ratio (as defined in the Credit Facility), and matures in five years. All of the Company's domestic subsidiaries have guaranteed the Credit Facility, and the Company and such subsidiaries have granted security with respect to substantially all of their real and personal property as collateral for the Credit Facility and the related guarantees. The Credit Facility imposes limitations on the ability of the Company and its subsidiaries to create or permit liens on their assets, make investments, incur indebtedness, engage in certain mergers or other fundamental changes, dispose of assets, make distributions or pay dividends or repurchase stock, make material changes in the types of businesses conducted, prepay subordinated debt, and engage in sale-leaseback transactions. In addition, the Credit Facility requires the Company to maintain certain consolidated leverage ratios, consolidated senior leverage ratios, and consolidated fixed charge coverage ratios. The agents and lenders under the Credit Facility and their affiliates have provided various investment banking, other commercial banking and/or financial advisory services to the Company for which they have received customary fees. The foregoing description of the Credit Facility does not purport to be complete and is qualified in its entirety by the provisions of the Credit Facility, which is filed as Exhibit 10.1 hereto.

         In connection with the Credit Facility, the Company entered into a four year interest rate swap agreement with Wachovia Bank, National Association, in order to hedge against potential interest rate fluctuations resulting from the variable interest rate under the terms of the Credit Facility. Pursuant to the terms of the interest rate swap, the Company is obligated to periodically pay an amount based on a fixed interest rate, and the Company will receive an amount based on a variable rate. The variable rate is based on the three-month LIBOR rate available at the time. By entering into the interest rate swap, the Company has effectively fixed the maximum interest rate that the Company will pay on a portion of the $435 million outstanding under the Credit Facility at 4.76% per annum plus the applicable spread, which is 225 basis points. The amount of the Credit Facility that is covered by the swap is $125 million in years one and two, decreasing to $100 million in year three and $75 million in year four.

         The interest rate swap will terminate on December 31, 2009, unless sooner terminated pursuant to its terms. Notwithstanding the terms of the swap agreement, the Company is


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ultimately obligated for all amounts due and payable under the Credit Facility.
The effective date of the swap transaction was January 6, 2006.

         The information reported below under Item 2.01 with respect to the Stock Purchase Agreement, the Retail Informatics Agreement and the Data Supply Agreement (each as hereinafter defined) is incorporated into this Item 1.01 by reference. The information reported below under Item 5.02 with respect to executive compensation increases is also incorporated into this Item 1.01 by reference.

ITEM 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On January 6, 2006, the Company completed its previously announced acquisition of NDCHealth Corporation ("NDCHealth"). Under the terms of the Agreement and Plan of Merger (the "Merger Agreement"), dated as of August 26, 2005, by and among the Company, NDCHealth and Royal Merger Co. ("Purchaser"), Purchaser was merged with and into NDCHealth and NDCHealth became a wholly owned subsidiary of the Company (the "Merger"). Upon the completion of the Merger, each share of NDCHealth common stock was converted into the right to receive $14.05 in cash and 0.2253 shares of Company common stock. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the provisions of the Merger Agreement, which is filed as Exhibit 2.1 hereto. A copy of the press release announcing the completion of the Merger is filed as Exhibit 99.1 hereto.

         Immediately prior to the Merger, NDCHealth completed the previously announced sale of its information management business (the "Information Management Sale") to affiliates of Wolters Kluwer N.V. for approximately $382.1 million in cash pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of August 26, 2005, by and among Wolters Kluwer Health, Inc. ("WK Health"), NDC Health Information Services (Arizona) Inc. (the "Information Management Subsidiary") and NDCHealth. The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by the provisions of the Stock Purchase Agreement, which is filed as Exhibit 2.2 hereto.

         In connection with the Information Management Sale, NDCHealth and the Information Management Subsidiary entered into a Data Supply and Services Agreement (the "Data Supply Agreement") and a Retail Informatics and Services Agreement (the "Retail Informatics Agreement"). The Data Supply Agreement sets forth the terms and conditions pursuant to which NDCHealth and the Company will provide the Information Management Subsidiary and WK Health with certain data and related services. The data provided to the Information Management Subsidiary under the Data Supply Agreement is generally the data processed by NDCHealth's proprietary network and provided to NDCHealth's information management business prior to the Information Management Sale under intercompany agreements or practices and the data processed by the Company's proprietary network, in each case to the extent that such data can be provided. The term of the Data Supply Agreement is 20 years. The Retail Informatics Agreement sets forth the terms and conditions pursuant to which the Information Management Subsidiary will provide NDCHealth with access to certain data and related services. The data to which the Information Management Subsidiary is required to provide access under the Retail

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Informatics Agreement is generally the pharmacy transaction data provided by
NDCHealth's information management business prior to the Information Management Sale under intercompany agreements or practices. The term of the Retail Informatics Agreement is 20 years, subject to NDCHealth's right to terminate the agreement upon the fifth anniversary of the agreement. The foregoing description of the Data Supply Agreement and the Retail Informatics Agreement does not purport to be complete and is qualified in its entirety by the provisions of the Data Supply Agreement and the Retail Informatics Agreement, which are filed as
Exhibit 10.2 hereto and Exhibit 10.3 hereto, respectively. The Registrant has guaranteed the timely and complete performance of NDCHealth under and pursuant to each of the Data Supply Agreement and the Retail Informatics Agreement.

ITEM 2.03         CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN
                  OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         On January 6, 2006, the Company incurred an aggregate principal amount of $435 million of indebtedness for term loans under the Credit Facility. Such indebtedness was used to finance the cash portion of the Merger consideration and pay fees and expenses associated with the Merger. The Company did not incur any borrowings under the $50 million revolving credit portion of the Credit Facility. The information reported below under Item 1.01 with respect to the Credit Facility is incorporated into this Item 2.03 by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         (c)      Appointment of Principal Officer

         On January 9, 2006, Chris E. Perkins, age 43, was appointed to the newly created position of Chief Operating Officer of the Company. Mr. Perkins has served as Executive Vice President and Chief Financial Officer of the Company since February 2001. From April 2000 to February 2001, Mr. Perkins served as Senior Vice President of Corporate Development of the Company. Mr. Perkins will continue to act as Chief Financial Officer until a successor is named. A copy of the press release announcing the appointment is filed as
Exhibit 99.2 hereto.

         The annual base salary paid to Mr. Perkins under the existing employment agreement between the Company and Mr. Perkins, which employment agreement has been previously filed and described in the Company's prior reports and filings and otherwise remains in effect, was increased, effective as of January 9, 2006, from $325,000 to $425,000.

         In addition, the annual base salary paid to the Company's Chairman, President and Chief Executive Officer, Mr. Philip M. Pead, under the existing employment agreement between the Company and Mr. Pead, which employment agreement has been previously filed and described in the Company's prior reports and filings and otherwise remains in effect, was increased, effective as of January 9, 2006, from $500,000 to $650,000.


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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired

         The Company intends to file the financial statements required by this Item by an amendment to this Report on or prior to March 28, 2006.

         (b)      Pro Forma Financial Information.

         The Company intends to file the financial information required by this Item by an amendment to this Report on or prior to March 28, 2006.

         (c)      Exhibits.

         The following exhibits are filed with this Report:


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

      EXHIBIT
        NO.                             DESCRIPTION
        ---                             -----------
        2.1       Agreement and Plan of Merger, dated as of August 26, 2005, by and among the Company, Purchaser and NDCHealth (incorporated herein by reference to Exhibit 2.1 to the Company's Current
                  Report on Form 8-K filed on August 30, 2005). Schedules and similar attachments to this exhibit have not been filed. The
                  Company agrees to furnish supplementally a copy of any of
                  these materials to the Securities and Exchange Commission upon request.

        2.2 Stock Purchase Agreement, dated as of August 26, 2005, by and among WK Health, the Information Management Subsidiary and
                  NDCHealth (incorporated herein by reference to Exhibit 2.1 to NDCHealth's Current Report on Form 8-K filed on August 29,
                  2005). Schedules and similar attachments to this exhibit have not been filed. The Company agrees to furnish supplementally a copy of any of these materials to the Securities and Exchange
                  Commission upon request.

       10.1       Amended and Restated Credit Agreement, dated as of January 6,
                  2006, among the Company, certain domestic subsidiaries of the Company, Bank of America, N.A., Wachovia Bank, National
                  Association, and the other lenders party thereto.

       10.2       Data Supply and Services Agreement, dated as of January 6,
                  2006, by and among the Information Management Subsidiary, NDCHealth and the Company.

       10.3       Retail Informatics and Services Agreement, dated as of January
                  6, 2006, by and between the Information Management Subsidiary and NDCHealth.

       99.1       Press Release dated January 6, 2006.

       99.2       Press Release dated January 9, 2006.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 12, 2006

                                      PER-SE TECHNOLOGIES, INC.



                                      By: /s/ Chris E. Perkins
                                         -------------------------------------
                                      Name:    Chris E. Perkins
                                      Title:   Executive Vice President, Chief
                                               Operating Officer and Chief
                                               Financial Officer


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                                  EXHIBIT INDEX


      EXHIBIT
        NO.                             DESCRIPTION
        ---                             -----------
        2.1       Agreement and Plan of Merger, dated as of August 26, 2005, by and among the Company, Purchaser and NDCHealth (incorporated herein by reference to Exhibit 2.1 to the Company's Current
                  Report on Form 8-K filed on August 30, 2005). Schedules and similar attachments to this exhibit have not been filed. The
                  Company agrees to furnish supplementally a copy of any of
                  these materials to the Securities and Exchange Commission upon request.

        2.2 Stock Purchase Agreement, dated as of August 26, 2005, by and among WK Health, the Information Management Subsidiary and
                  NDCHealth (incorporated herein by reference to Exhibit 2.1 to NDCHealth's Current Report on Form 8-K filed on August 29,
                  2005). Schedules and similar attachments to this exhibit have not been filed. The Company agrees to furnish supplementally a copy of any of these materials to the Securities and Exchange
                  Commission upon request.

       10.1       Amended and Restated Credit Agreement, dated as of January 6,
                  2006, among the Company, certain domestic subsidiaries of the Company, Bank of America, N.A., Wachovia Bank, National
                  Association, and the other lenders party thereto.

       10.2       Data Supply and Services Agreement, dated as of January 6,
                  2006, by and among the Information Management Subsidiary, NDCHealth and the Company.

       10.3       Retail Informatics and Services Agreement, dated as of January
                  6, 2006, by and between the Information Management Subsidiary and NDCHealth.

       99.1       Press Release dated January 6, 2006.

       99.2       Press Release dated January 9, 2006.
